                                                                   EXHIBIT 10.5

                   NORTHPOINT COMMUNICATIONS HOLDINGS, INC.


                  FIFTH AMENDED AND RESTATED RIGHTS AGREEMENT


                          DATED AS OF MARCH 22, 1999

                  FIFTH AMENDED AND RESTATED RIGHTS AGREEMENT


     This FIFTH AMENDED AND RESTATED RIGHTS AGREEMENT is entered into as of the 22nd day of March, 1999, by and among NorthPoint Communications Holdings, Inc., a Delaware corporation (the "Company"), NorthPoint Communications, Inc., a
                             -------
Delaware corporation ("NCI"), persons holding at least 66 2/3% of the
                       ---
Registrable Securities under the Fourth Amended and Restated Rights Agreement dated February 19, 1999 (the "Existing Rights Agreement") (as "Registrable
                              -------------------------        -----------
Securities" is defined under the Existing Rights Agreement) (the "Prior
----------                                                        -----
Holders"), Morgan Stanley Senior Funding, Inc. ("Morgan Stanley") and the
                                                 --------------
purchasers of the Company's Series D-1 Preferred Stock (the "Series D-1
                                                             ----------
Purchasers").
----------

                                   RECITALS

     WHEREAS, NCI, the Prior Holders and Morgan Stanley entered into a Fourth Amended and Restated Rights Agreement dated as of February 19, 1999;

     WHEREAS, NCI has consummated a reorganization (the "Reorganization") pursuant to which NorthPoint became a wholly owned subsidiary of the Company. The Reorganization was effected by a merger between NCI and another Delaware corporation formed solely for this purpose, which was a wholly owned subsidiary of the Company, with NCI as the surviving corporation of such merger. As a result of the Reorganization, each of the holders of capital stock of NCI immediately prior to the consummation of the Reorganization became the only holders of capital stock of the Company immediately after the consummation of the Reorganization, each holding the same number of shares of the same class of capital stock of the Company with the same rights, privileges, terms and conditions as the shares of capital stock of NCI held by such holders immediately prior to the consummation of the Reorganization. The Company owns all of the capital stock of NCI and has no other significant assets. The Company, NCI, the Prior Holders and Morgan Stanley each desire amend and restate the Existing Rights Agreement as set forth herein to reflect the Reorganization;

     WHEREAS, the Company is entering into Series D-1 Preferred Stock Purchase Agreements with each of the Series D-1 Purchasers (the "Series D-1 Purchase
                                                        -------------------
Agreements") pursuant to which the Company has sold or desires to sell to the
----------
Series D-1 Purchasers and the Series D-1 Purchasers have purchased or desire to purchase from the Company shares of the Company's Series D-1 Preferred Stock. A condition to the Series D-1 Purchasers' obligations under the Series D-1 Purchase Agreements is that the Company, NCI, the Prior Holders, Morgan Stanley and the Series D-1 Purchasers enter into this Agreement for the purpose of granting certain registration and other rights to the Series D-1 Purchasers. The Company, NCI, the Prior Holders and Morgan Stanley each desire to facilitate the arrangements set forth in this Agreement, and the sale and purchase of shares of Series D-1 Preferred Stock pursuant to the Series D-1 Purchase Agreements by amending and restating the Existing Rights Agreement as set forth herein; and

     WHEREAS, pursuant to Section 3.7 of the Existing Rights Agreement, the Existing Rights Agreement may be amended by written consent of the holders of at least 66 2/3% of the outstanding shares of the Registrable Securities, Morgan Stanley and NCI.

     NOW, THEREFORE, the parties hereby agree that the Existing Rights Agreement is amended and restated in its entirety as follows:

                                   SECTION 1

                       Restrictions on Transferability;
                       --------------------------------
                              Registration Rights
                              -------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Carlyle" shall mean TC Group, Inc.
           -------

          "Carlyle Option" shall mean the option of Carlyle to purchase
           --------------
additional shares of the Company's Series C Preferred Stock pursuant to that certain side letter agreement between the Company and Carlyle dated as of February 19, 1999, which agreement has been assigned by NCI to the Company in connection with the Reorganization.

          "Carlyle Warrant" shall mean any warrant issued to Carlyle by the
           ---------------
Company pursuant to that certain side letter agreement between the Company and Carlyle dated as of February 19, 1999, which warrant agreement has been assigned by NCI to the Company in connection with the Reorganization.

          "Carlyle Warrant and Option Shares" shall mean the Common Stock or
           ---------------------------------
other securities issuable or issued upon exercise of the Carlyle Warrants or the Carlyle Option and any stock issued or issuable with respect thereto upon any stock split, stock dividend, recapitalization or similar event.

          "Class B Common Stock" shall mean the Class B Common Stock, par
           --------------------
value $0.001 per share, of the Company.

          "Class B Common Holder" shall mean any record holder of Class B Common
           ---------------------
Stock and any person holding Class B Common Stock to whom the rights under this Agreement have been transferred in accordance with Section 1.15 hereof.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Commitment Letter" shall mean the letter agreement dated May 20, 1998
           -----------------
between NCI and Morgan Stanley Bridge Fund L.L.C. relating to the purchase of Senior

Increasing Rate Notes of NCI, which agreement has been assigned by NCI to the Company in connection with the Reorganization.

          "Common Stock" shall mean the Common Stock, par value $0.001 per
           ------------
share, of the Company.

          "Conversion Shares" means (i) the Common Stock issued or issuable upon
           -----------------
conversion of the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, and (ii) the Common Stock issued or issuable upon conversion of the Class B Common Stock.

          "Holders" shall mean the Preferred Holders, the Class B Common Holders
           -------
and the Warrant Holders.

         "Initiating Holders" shall mean any Preferred Holders and any Class B
          ------------------
Common Holders who in the aggregate are Holders of not less than twenty percent (20%) of the Registrable Securities held by Preferred Holders and Class B Common Holders.

          "Initiating Warrant Holders" shall mean any Warrant Holders who in the
           --------------------------
aggregate are Holders of not less than forty percent (40%) of the aggregate amount of Registrable Securities held by Warrant Holders.

          "Preferred Holder" shall mean any record holder of Preferred Shares
           ----------------
and any person holding Preferred Shares to whom the rights under this Agreement have been transferred in accordance with Section 1.15 hereof. "Preferred
                                                                ---------
Holder" shall also mean Carlyle for so long as Carlyle is a holder of the Carlyle Option or any Carlyle Warrant and Vulcan Ventures Incorporated ("Vulcan") for so long as Vulcan is a holder of the Vulcan Option.
  ------

          "Preferred Shares" shall mean the Series B Preferred Stock, Series C
           ----------------
Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock of the Company and any stock issued or issuable with respect thereto upon any stock split, stock dividend, recapitalization or similar event.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 1.5, 1.6 , 1.7 and 1.8 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, messenger and delivery expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, any travel and other road show expenses incident to such registration, accounting fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Registrable Securities" means (i) the Conversion Shares; (ii) the
           ----------------------
Warrant Shares; (iii) the Carlyle Warrant and Option Shares; (iv) the Vulcan Option Shares; (v) any Common Stock issued or issuable in respect of the Preferred Shares, Conversion Shares, Class B Common Stock, Warrant Shares, Carlyle Warrant and Option Shares or Vulcan Option Shares or other securities issued or issuable with respect to the Preferred Shares, Conversion Shares, Class B Common Stock, Warrant Shares, Carlyle Warrant and Option Shares or Vulcan Option Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Conversion Shares, Preferred Shares, Class B Common Stock, Warrant Shares, Carlyle Warrant and Option Shares or Vulcan Option Shares; provided, however,
                                                           --------  -------
that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 1.3 of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (except as provided by Section 1.10).

          "Senior Increasing Rate Notes" shall mean the Senior Increasing Rate
           ----------------------------
Notes issued pursuant to the Note Purchase Agreement dated July 10, 1998, between Morgan Stanley and NCI, as amended.

          "Shares" shall have the meaning given in Section 2.4 of this
           ------
Agreement.

          "Vulcan Option" shall mean the option of Vulcan to purchase additional
           -------------
shares of the Company's Series C Preferred Stock pursuant to that certain side letter agreement between NCI and Vulcan dated as of February 19, 1999, which agreement has been assigned by NCI to the Company in connection with the Reorganization.

          "Vulcan Option Shares" shall mean the Common Stock or other securities
           --------------------
issuable or issued upon exercise of the Vulcan Option and any stock issued or issuable with respect thereto upon any stock split, stock dividend, recapitalization or similar event.

          "Warrant Holder" shall mean any record holder of Warrant Shares and
           --------------
any person holding Warrant Shares to whom rights under this Agreement have been transferred.

          "Warrants" shall mean the warrants to initially purchase 1,235,714 and
           --------
2/7 shares of Common Stock of the Company issued to Morgan Stanley in connection with the Commitment Letter and in connection with the Senior Increasing Rate Notes and any other warrants that are hereafter issued in connection with the Senior Increasing Rate Notes, which warrants have been assigned by NCI to the Company in connection with the Reorganization.

          "Warrant Shares" shall mean the Common Stock or other securities
           --------------
issuable or issued upon exercise of the Warrants and any stock issued or issuable with respect thereto upon any stock split, stock dividend, recapitalization or similar event.

     1.2  Restrictions.  The Preferred Shares, the Class B Common Stock
          ------------
and the Conversion Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Preferred Holders and the Class B Common Holders will cause any proposed purchaser, assignee, transferee or pledgee of the Preferred Shares, the Class B Common Stock or the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

     1.3  Restrictive Legend.  Each certificate representing (i) the
          ------------------
Preferred Shares, (ii) the Class B Common Stock, (iii) the Conversion Shares and
(iv) any other securities issued in respect of the securities referenced in clauses (i), (ii) and (iii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws) (other than the Series D-1 Purchasers, whose certificates of Series D-1 Preferred Stock, Series D Preferred Stock, Class B Common Stock and Common Stock shall bear the legend set forth in the Series D-1 Purchase Agreements):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     Each Preferred Holder and Class B Common Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Agreement.

     1.4  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of Sections 1.3 and 1.4 of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either
(i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which a Preferred Holder which is a corporation distributes Restricted Securities after six (6) months following the purchase thereof solely to its affiliates or majority-owned subsidiaries, or (c) in any transaction in which a Preferred Holder which is a partnership distributes Restricted Securities after six (6) months following the purchase thereof solely to partners thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this Section 1.4. Each certificate evidencing the Restricted Securities transferred as provided for in the immediately preceding sentence shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

     1.5  Warrant Holder Requested Registration.
          -------------------------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Initiating Warrant Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities held by such Warrant Holders, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Warrant Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Warrant Holder or Warrant Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated
                  --------  -------
to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

               (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (2) Prior to the earlier of (i) June 30, 2001 or (ii) six (6) months after the effective date of the first registration statement for a public offering of Common Stock (other than a registration statement relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Commission Rule 145 transaction);

               (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
(6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), including, without limitation, a registration pursuant to this Section 1, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; provided, however, that the Company shall not defer a registration pursuant to this Section 1.5(a)(ii)(3) more than once in any twelve (12) month period.

               (4) After the Company has effected two (2) registrations pursuant to this subparagraph 1.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

               (5) If the Company shall furnish to such Warrant Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a single period not to exceed one hundred-twenty (120) days from the date of receipt of written request from the Warrant Holders; provided, however, that the Company shall not make such certification more than once in any twelve (12) month period.

     Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Warrant Holders.

          (b) Underwriting.  In the event that a registration pursuant to
              ------------
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Warrant Holders as part of the notice given pursuant to Section 1.5(a)(i). The right of any Warrant Holder to registration pursuant to Section 1.5 shall be conditioned upon such Warrant Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Warrant Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided in this Agreement.

     The Company shall (together with all Warrant Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Warrant Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Warrant Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Warrant Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first among all Warrant Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Warrant Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Warrant Holder to the nearest 100 shares.

     If any Warrant Holder holding Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Warrant Holders initiating the request under this Section 1.5. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

     1.6  Preferred Holder and Class B Common Holder Requested Registration.
          -----------------------------------------------------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities held by Preferred Holders and Class B Common Holders, the anticipated aggregate offering price, net of underwriting discounts and commissions, of which would exceed $10,000,000, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take
             --------  -------
any action to effect any such registration, qualification or compliance pursuant to this Section 1.6:

                    (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (2) Prior to the earlier of (i) June 1, 2001 or (ii) six (6) months after the effective date of the first registration statement for a public offering of Common Stock (other than a registration statement relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Commission Rule 145 transaction);

                    (3) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of and ending (i) on the date six (6) months immediately following the effective date of any registration statement pertaining to Common Stock of the Company or (ii) on the effective date of any registration statement pertaining to securities of the Company (in each case other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), including, without limitation, a registration pursuant to this Section 1, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; provided, however, that the Company shall not defer a registration pursuant to this Section 1.6(a)(ii)(3) more than once in any twelve (12) month period.

                    (4) After the Company has effected three (3) such registrations pursuant to this subparagraph 1.6(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                    (5) If the Company shall furnish to the Initiating Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the

Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.6 shall be deferred for a single period not to exceed one hundred-twenty (120) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not make such certification more than once in any twelve (12) month period.

     Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b) Underwriting.  In the event that a registration pursuant to
              ------------
Section 1.6 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.6(a)(i).  The right of any Holder to registration pursuant to Section
1.6 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.6 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided in this Agreement.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.6, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting with respect to any Holder shall be an amount equal to (i) to the extent that proceeds to such Holder from any prior sale of Registrable Securities pursuant to a registration of Registrable Securities pursuant to this Agreement are less than such Holder's Aggregate Purchase Price, an amount equal to the total amount of Registrable Securities the managing underwriter advises may be included in such underwriting, multiplied by such Holder's Capital Return Ratio, plus (ii) to the extent that the number of shares of Registrable Securities which may be included in such underwriting exceeds the amount obtained from the application of clause (i) above with respect to all Holders requesting to include Registrable Securities in such underwriting, an amount equal to (A) the total amount of Registrable Securities the managing underwriter advises may be included in such underwriting, less the total amount of Registrable Securities of all Holders to be included in such underwriting pursuant to clause (i) above, multiplied by (B) such Holder's Sale Ratio. For purposes hereof, as of any date of determination, a Holder's "Aggregate Purchase Price" is an amount equal to
                              ------------------------
the aggregate original purchase price paid to the Company as consideration for all Registrable Securities held by such Holder; a Holder's "Capital Return
                                                            --------------
Ratio" is a fraction, the numerator of which is such Holder's Aggregate Purchase Price and the denominator of which is the sum of the Aggregate Purchase Prices for all Holders; and a Holder's "Sale Ratio" is a fraction, the numerator of
                                 ----------
which is the amount of Registrable Securities held by such Holder and the denominator of which is the aggregate amount of Registrable Securities held by all Holders. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

     1.7  Company Registration.
          --------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its Common Stock, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved in such registration, all the Registrable Securities specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company or by holders of the Company's securities who have demanded such registration, except as set forth in subsection (b) below.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 1.7(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.7 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this
Section 1.7, if the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata first (and to the exclusion of any other selling stockholder) such that each selling Holder may sell an amount equal to (i) to the extent that proceeds to such Holder from any prior sale of Registrable Securities pursuant to a registration of Registrable Securities pursuant to this Agreement are less than such Holder's Aggregate Purchase Price, an amount equal to the total amount of Registrable Securities the managing underwriter advises may be included in such underwriting, multiplied by such Holder's Capital Return Ratio, plus (ii) to the extent that the number of shares of Registrable Securities which may be included in such underwriting exceeds the amount obtained from the application of clause (i) above with respect to all Holders requesting to include Registrable Securities in such underwriting, an amount equal to (A) the total amount of Registrable Securities the managing underwriter advises may be included in such underwriting, less the total amount of Registrable Securities of all Holders to be included in such underwriting pursuant to clause (i) above, multiplied by (B) such Holder's Sale Ratio. For purposes hereof, as of any date of determination, a Holder's "Aggregate Purchase Price" is an amount equal to the aggregate
            ------------------------
original purchase price paid to the Company as consideration for all Registrable Securities held by such Holder; a Holder's "Capital Return Ratio" is a fraction,
                                            --------------------
the numerator of which is such Holder's Aggregate Purchase Price and the denominator of which is the sum of the Aggregate Purchase Prices for all Holders; and a Holder's "Sale Ratio" is a fraction, the numerator of which is
                         ----------
the amount of Registrable Securities held by such Holder and the denominator of which is the aggregate amount of Registrable Securities held by all Holders. Thereafter, the Company shall be required to include in the offering only that number of securities of such selling stockholder (other than Holders) according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Common Stock in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 1.7 prior to the effectiveness of such registration, whether or not any holder has elected to include securities in such registration.

     1.8  Registration on Form S-3.
          ------------------------

          (a) If any Holder or group of Holders requests that the Company file a registration statement on Form S-3 (or any successor or substitute form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000 (or for all remaining Warrant Shares), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that the Company shall not be
                           --------- --------
required to effect more than one (1) registration pursuant to this Section 1.8 in any twelve (12) month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The substantive provisions of Section 1.6(b) shall be applicable to each registration initiated under this Section 1.8.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.8: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, or (iii) if the Company shall furnish to such Holder a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a single period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company shall not make such certification more than once in any twelve
(12) month period.

     1.9  Limitations on Subsequent Registration Rights.  From and after
          ---------------------------------------------
the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders under this Agreement.

     1.10  Expenses of Registration.  All Registration Expenses incurred
           ------------------------
in connection with any registration pursuant to Sections 1.5, 1.6, 1.7 and the first three (3) registrations under Section 1.8, and the reasonable fees and expenses of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company, provided that the

Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5 or 1.6, the request of which has been subsequently withdrawn by the Initiating Holders or Initiating Warrant Holders, as the case may be. In such case, the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Initiating Holders or the Initiating Warrant Holders, as the case may be, have learned of a material adverse change in the condition, business or prospects of the Company from that known to such Holders at the time of their request, then the Holders shall not be required to pay any of said Registration Expenses. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders and all Registration Expenses incurred in connection with the fourth and any subsequent registration pursuant to Section
1.8 shall be borne by the holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

     1.11 Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to Sections 1.6,
1.7 and 1.8, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed; and

          (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the selling Holders or such underwriters may reasonably request in order to facilitate the public offering of such securities.

          1.12 Indemnification.
               ---------------

          (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the

Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the total amounts payable in indemnity by a Holder under this Section 1.12(b) shall not exceed the net proceeds received by such Holder in the registered offering in which the indemnity obligation arose.

          (c) Each party entitled to indemnification under this Section 1.12 (the "Indemnified Party") shall give notice to the party required to provide
      -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each

Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 1.12 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that in any such case, the total amounts payable in contribution by a Holder under this Section 1.12(d) shall not exceed the net proceeds received by such Holder in the registered offering in which the contribution obligation arose.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f)  The obligations of the Company and the Holders under this Section
1.12 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.13 Information by Holders.  The Holder or Holders of Registrable
          ----------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.14 Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");
              ------------

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.15 Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register securities granted Preferred Holders and Class B Common Holders under Sections 1.6, 1.7 and 1.8 may be assigned to a transferee or assignee reasonably acceptable to the Company; provided, that (a) such transfer may otherwise be
                           --------
effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner (including limited partners) of such Preferred Holder or Class B Common Holder, as the case may be, or (ii) acquires from such Preferred Holder or Class B Common Holder the lesser of (a) 500,000 or more shares of Registrable Securities (as appropriately adjusted for stock splits and the like) or (b) all of the Registrable Securities then owned by such Preferred Holder or Class B Common Holder. The rights to cause the Company to register securities granted Morgan Stanley under Sections 1.5, 1.6,
1.7 and 1.8 may be assigned in connection with any transfer or assignment of Registrable Securities by Morgan Stanley (together with any affiliates). Notwithstanding the rights granted pursuant to Sections 1.6, 1.7 and 1.8 of this Agreement, the Series D-1 Preferred Stock and the securities issuable upon conversion thereof shall be subject to restrictions on transfer set forth in the Series D-1 Purchase Agreements.

     1.16 Standoff Agreement. In connection with the initial public offering of
          ------------------
the Company's securities and upon request of the Company or the underwriters managing such offering, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the initial public offering.

     1.17 Termination of Rights.  The rights of any particular Holder to cause
          ---------------------
the Company to register securities under Sections 1.5, 1.6, 1.7 and 1.8 shall terminate with respect to such Holder five (5) years following a bona fide firm commitment underwritten public offering of shares of the Company's Common Stock registered under the Securities Act (provided the per share public offering price is not less than $5.75 (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations or similar transactions) and such offering results in aggregate cash proceeds to the Company of at least $50,000,000, net of underwriting discounts and commissions).

                                   SECTION 2

                           Covenants of the Company
                           ------------------------

     The Company hereby covenants and agrees as follows:

     2.1  Financial Information.  The Company will mail by first class, postage
          ---------------------
prepaid the following reports to each Preferred Holder and each Class B Common Holder for so long as such Preferred Holder or Class B Common Holder is a holder of any Registrable Securities:

          (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

          (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Common Stock.

          (c) For so long as a Preferred Holder or Class B Common Holder is eligible to receive reports under this Section 2.1, it shall also have the right, at its expense, to discuss the affairs, finances and accounts of the Company and its subsidiaries, if any, with the Company's officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or confidential information.

     2.2  Additional Information.  As long as a Preferred Holder (together with
          ----------------------
any affiliate of such Preferred Holder) holds not less than 500,000 Registrable Securities (except with respect to any Series D-1 Purchaser and their permitted transferees, who (together with any affiliate of such Holder) holds not less than 1,000,000 Registrable Securities), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will mail the following reports to such Preferred Holder:

          (a) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (other than for accompanying notes), all in reasonable detail.

          (b) As soon as practicable after the end of each fiscal month, and in any event within thirty (30) days thereafter, an unaudited consolidated balance sheet of the Company as at the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flows for such month and for the current fiscal year to date. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (other than accompanying notes), all in reasonable detail.

          (c) As soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

     2.3  Transfer of Information Rights.  The information rights set forth in
          ------------------------------
Sections 2.1 and 2.2 may be transferred (a) to any affiliate of a Preferred Holder or Class B Common Holder, provided that the Company is given notice of such transfer and (b) in any nonpublic transfer of Registrable Securities, provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 2.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 500,000 Registrable Securities. In the event that the Company reasonably determines that provision of information pursuant to clause (b) of the previous sentence to a transferee would materially adversely impact its proprietary position, such information may be edited in the manner necessary to avoid such impact.

     2.4  Right of First Offer.  Subject to the terms and conditions specified
          --------------------
in this Section 2.4, the Company hereby grants to each Preferred Holder and Class B Common Holder a right of first offer with respect to future sales by the Company of its Shares. A Preferred Holder or Class B Common Holder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
each Preferred Holder and Class B Common Holder in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail or by hand delivery or by messenger ("Notice") to the Holders stating (i) its bona
                                ------
fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b) Within thirty (30) days after delivery of the Notice, the Preferred Holder or Class B Common Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exchangeable securities then held, by such Preferred Holder or Class B Common Holder bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exchangeable securities).

          (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into a definitive agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Preferred Holders and Class B Common Holders in accordance herewith.

          (d) Without limiting any other provision of this Agreement or any rights a Preferred Holder may have under the Amended and Restated Certificate of Incorporation of the Company and any amendment or restatement thereof, the right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, or (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act (provided the per share public offering price is not less than $5.75 (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations or similar transactions) and which results in aggregate cash proceeds to the Company of at least $50,000,000 (net of underwriting discounts and commissions) or (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, or (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, or (vi) to the issuance or sale of the Warrants, or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing stockholder of the Company.

          (e) Notwithstanding the rights set forth in this Section 2.4, the Series D-1 Purchasers and their permitted transferees shall at all times be subject to the standstill provisions set forth in the Series D-1 Purchase Agreements.

     2.5  Termination of Covenants.  The covenants set forth in this Section 2
          ------------------------
shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act (provided the per share public offering price is not less than $5.75 (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations or similar transactions) and which results in aggregate cash proceeds to the Company of at least $50,000,000, net of underwriting discounts and commissions), immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")
                                                                  ------------
or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

                                   SECTION 3

                                 Miscellaneous
                                 -------------

     3.1  Assignment.  Except as otherwise provided in this Agreement, the terms
          ----------
and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement, including, without limitation, subsequent Holders of the Preferred Shares, Class B Common Stock or the Warrant Shares.

     3.2  Voting by Series D-1 Purchasers. Except with respect to votes pursuant
          -------------------------------
to Section 6 of Division B of Article IV of the Amended and Restated Certificate of Incorporation of the Company relating to certain protective provisions, each Series D-1 Purchaser agrees to vote or cause to be voted all Series D Preferred Stock owned by it, or over which such Series D-1 Purchaser has voting control, in accordance with the recommendations of the Board of Directors of the Company. Each Series D-1 Purchaser shall either attend each meeting of the stockholders or grant its proxy to the Secretary of the Company, or, in the case of a written consent of the stockholders, execute and deliver such consent to the Company.

     3.3  Third Parties.  Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns (including, without limitation, subsequent Holders of the Warrant Shares, the Preferred Shares or Class B Common Stock), any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     3.4  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of California in the United States of America.

     3.5  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.6  Notices.  Except as otherwise specifically provided in this Agreement,
          -------
any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, or otherwise delivered by hand or by messenger addressed to the other party at such party's address as set forth on the books of the Company or at such other address for which such party gives notice under this Agreement. Such notice shall be deemed to have been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or three (3) business days after deposit in the mail.

     3.7  Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     3.8  Amendment and Waiver.  Any provision of this Agreement may be amended
          --------------------
or waived with the written consent of all of (i) the Company, (ii) the holders of at least 66 2/3% of the outstanding shares of the Registrable Securities and
(iii) Morgan Stanley. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it to the extent that any such waiver does not adversely affect the holders of any other Registrable Securities, as to some or all of the holders of Registrable Securities, or agree to accept alternatives to such performance,
without obtaining the consent of any holder of Registrable Securities.   In the
event that an underwriting agreement is entered into between the Company and any Holder of Registrable Securities, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     3.9  Effect of Amendment or Waiver.  The Holders and their successors and
          -----------------------------
assigns acknowledge that by the operation of Section 3.8 of this Agreement the holders of 66 2/3% of the outstanding Registrable Securities and Morgan Stanley, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

     3.10  Rights of Holders.  Each Holder of Registrable Securities shall have
           -----------------
the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     3.11  Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective
only to the extent specifically set forth in such writing.   All remedies,
either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     3.12  Provisions Not Applicable to Warrant Holders. Section 1.2, Section
           --------------------------------------------
1.3, Section 1.4, Section 1.15 and Section 2 hereof shall not be applicable to the Warrant Holders.

     3.13  Waiver of Right of First Offer. By execution of this Agreement below,
           ------------------------------
the holders of the Company's Series B Preferred Stock and Series C Preferred Stock, and each of them, hereby consent to the issuance of the shares of Series D-1 Preferred Stock to the Series D-1 Purchasers as contemplated by the Series D-1 Purchase Agreements and waive any rights to notice or to acquire shares of Series D-1 Preferred Stock to which they may be entitled, including but not limited to, those provided in Section 2.4 of the Existing Rights Agreement.

     3.14  Carlyle Entities One Holder.  For purposes of this Agreement,
           ---------------------------
including, without limitation, Sections 2.2 and 2.3 hereof, all of Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, State Board of Administration of Florida, Carlyle Investment Group, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, C/S International Partners, a Cayman Islands general partnership, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, Carlyle-NorthPoint International Partners, L.P., a Cayman Islands limited partnership, Carlyle Venture Partners, LP, a Cayman Islands limited partnership, Carlyle U.S. Venture Partners, LP, a Delaware limited partnership, C/S Venture Investors, LP, a Cayman Islands limited partnership and Carlyle Venture Coinvestment, LLC, a Delaware limited liability company (collectively, the "Carlyle Entities") shall be considered as a single Preferred Holder and a single Holder; provided, however, that the Company shall be protected in relying on the instructions of, and notices received from, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, in connection with the exercise of any rights or privileges of the Carlyle Entities hereunder.

     3.15  Series D-1 Purchasers.  Any Series D-1 Purchaser and any purchaser of
           ---------------------
the Company's Series D Preferred Stock may become a party hereto by executing a counterpart signature page to this Agreement. Upon delivery of such signature page to the Company, the Conversion Shares held by such purchaser shall become Registrable Securities and such purchaser shall become a Preferred Holder under this Agreement.

                           [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amended and Restated Rights Agreement as of the day and year first above written.

COMPANY:

NORTHPOINT COMMUNICATIONS HOLDINGS, INC., a Delaware corporation



By:_____________________________

Title:__________________________

Address:
222 Sutter Street
7th Floor
San Francisco, CA 94108

PRIOR HOLDERS:

WILLIAM EUSKE


________________________________________________________
(Signature)


ROBERT FLOOD


________________________________________________________
(Signature)



NATHAN GREGORY


________________________________________________________
(Signature)

MICHAEL MALAGA


________________________________________________________
(Signature)

TIMOTHY MONAHAN


________________________________________________________
(Signature)

VLG INVESTMENTS 1997


_________________________________
(Print Title)


_________________________________
(Signature)

CATHRYN S. CHINN



_________________________________
(Signature)


BENCHMARK CAPITAL PARTNERS, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By:  __________________________________
     Member

BENCHMARK FOUNDERS' FUND, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By:  __________________________________
     Member

ACCEL V L.P.
By:   Accel V Associates L.L.C.
      Its General Partner



By:   __________________________________
      Managing Member

ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
By:  Accel Internet/Strategic Technology Fund Associates L.L.C.
     Its General Partner



By:  ___________________________________
     Managing Member

ACCEL KEIRETSU V L.P.
By:  Accel Keiretsu V Associates L.L.C.
     Its General Partner



By:  ___________________________________
     Managing Member

ACCEL INVESTORS `97 L.P.



By:  ___________________________________
     General Partner

ELLMORE C. PATTERSON PARTNERS



By:  ________________________________
     General Partner

GREYLOCK IX LIMITED PARTNERSHIP
By:  Greylock IX GP Limited Partnership, its General Partner



By:  ________________________________
     General Partner


STANFORD UNIVERSITY



_____________________________________
(Print Title)


_____________________________________
(Signature)

PAUL A. LARANGO AND ANN W. ZEICHNER,
TRUSTEES OF THE ZEICHNER-LARANGO FAMILY TRUST,
UDT, DATED  JULY 28, 1997
By:  Ann W. Zeichner, Trustee



_____________________________________
(Signature)


AT HOME CORPORATION


_____________________________________
(Print Title)


_____________________________________
(Signature)

INTEL CORPORATION


_____________________________________
(Print Title)


_____________________________________
(Signature)



___________________________
Lawrence M. Howell


VULCAN VENTURES INCORPORATED


_____________________________________
(Print Title)


_____________________________________
(Signature)


EFTIA


By:  ________________________________

     ________________________________
     (Print Name)

     ________________________________
     Title


___________________________
William Hiller

THE DAHL FAMILY TRUST DATED OCTOBER 31, 1989,
AS AMENDED MAY 3, 1990
By:  Robert K. Dahl as Trustee for the Dahl Family Trust


___________________________________________________
(Signature)


CHARLES ROSS PARTNERS


By:  ______________________________________________

     ______________________________________________
     (Print Name)

     ______________________________________________
     Title


LEAD VENTURES


By:   _____________________________________________

      _____________________________________________
      (Print Name)

      _____________________________________________
      Title


CNATRUST, TTEE FBO VENTURE LAW GROUP 401(K) PLAN MICHAEL W. HALL
By:


___________________________________________________
(Signature)

THE SIERRA VENTURES MGMT. CO.
1989 DEFERRED SAVINGS PLAN FBO HENRY P. HUFF
By:


___________________________________
(Signature)


EXETER CAPITAL PARTNERS IV, L.P.
By:  Exeter IV Advisors, L.P.
By:  Exeter IV Advisors, Inc.


By: _______________________________
    Keith R. Fox, President


___________________________________
Mory Ejabat


___________________________________
Dino Vendetti


CARLYLE PARTNERS II, L.P.
By:  TC Group, L.L.C.
Its General Partner


By:  ______________________________
Title:  Managing Director


CARLYLE PARTNERS III, L.P.
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director

STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Carlyle Investment Management LLC
Its Manager

By:  ______________________________
Title:  Managing Director


CARLYLE INVESTMENT GROUP, L.P.
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director


CARLYLE INTERNATIONAL PARTNERS II, L.P.
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director


CARLYLE INTERNATIONAL PARTNERS III, L.P.
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director


C/S INTERNATIONAL PARTNERS
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director

CARLYLE-NORTHPOINT PARTNERS, L.P.
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director


CARLYLE-NORTHPOINT INTERNATIONAL PARTNERS, L.P.
By:  TC Group, L.L.C.
Its General Partner

By:  ______________________________
Title:  Managing Director


CARLYLE VENTURE PARTNERS, LP
By:  TCG Ventures, Limited
Its General Partner

By:  ______________________________
Title:  Attorney in Fact


CARLYLE U.S. VENTURE PARTNERS, LP
By:  TCG Ventures, LLC
Its General Partner

By:  ______________________________
Title:  Managing Director


C/S VENTURE INVESTORS, LP
By:  TCG Ventures, Limited
Its General Partner

By:  ______________________________
Title:  Attorney in Fact

CARLYLE VENTURE COINVESTMENT, LLC
By:  TCG Ventures, LLC
Its Manager

By:  ______________________________
Title:  Managing Director


MORGAN STANLEY:

MORGAN STANLEY SENIOR FUNDING, INC.


___________________________________
(Print Title)


___________________________________
(Signature)

NCI:

NORTHPOINT COMMUNICATIONS, INC.,
a Delaware corporation



By:________________________________

Title:_____________________________

Address:
222 Sutter Street
7th Floor
San Francisco, CA 94108

SERIES D-1 PURCHASERS:

AT HOME CORPORATION

By:________________________________

   ________________________________
   (Print Name)
   ________________________________
   Title


ALC COMMUNICATIONS CORPORATION

By: _______________________________

    _______________________________
    (Print Name)
    _______________________________
    Title


CABLE & WIRELESS USA, INC.

By: _______________________________

    _______________________________
    (Print Name)
    _______________________________
    Title


ICG SERVICES, INC.

By: _______________________________

    _______________________________
    (Print Name)
    _______________________________
    Title

NETOPIA INC.

By: _______________________________

    _______________________________
    (Print Name)
    _______________________________
    Title


NETWORK PLUS CORPORATION

By: _______________________________

    _______________________________
    (Print Name)
    _______________________________
    Title


VERIO INC.

By: _______________________________

    _______________________________
    (Print Name)
    _______________________________
    Title